Exhibit 10.9

House Lease Contract

Lessor (hereinafter referred to as Party A): Sichuan Yuanxing Rubber Co., Ltd.

Uniform Social Credit Code:__________________________________________________

Tel:_____________________________________________________________________

Lessee (hereinafter referred to as Party B): Wuxi Jinbang Electric Vehicle Manufacturing Co., Ltd.

Uniform Social Credit Code:__________________________________________________

Tel:_____________________________________________________________________

ID Card No.:______________________________________________________________

Tel:_____________________________________________________________________

According to Contract Law of the People’s Republic of China, Law of the People’s Republic of China on Urban Real Estate Administration and other relevant laws and regulations, and based on the principles of equality, voluntariness, negotiation and consensus, Party A and Party B have reached the following agreement in respect of the leasing of the following house:

Article I Basic Information of House

Party A’s house (hereinafter referred to as House) is located at Songshan Qiaotu, Songshan Village, Houqiao Sub-district, Xishan District, Wuxi; total area of the house: 3,350 m2; rental is 110 Yuan/m2 for Floor 2, excluding tax.

Article II Lease Term

The Lease term shall be from October 15, 2022 to October 14, 2027.

Article III Rental

The rental of the house shall be (RMB) 368,500.00, increasing by 8% every three years.

Artocle IV Payment Method

Party B shall timely pay rental without delay according to the provisions of this Contract. Rental shall be paid once a year. If Party B needs to change, it shall negotiate with Party A for Party A’s consent. Party B Shall pay the rental of next year one month prior to the end of each year.

Account No.: 60022009209795000016

Opening Bank: Bank of Chengdu Dayi Country Sub-branch

Account Name: Sichuan Yuanxing Rubber Co., Ltd.

Article V Relevant Expenses in Lease Term

Relevant expenses during the lease term of the house.

During the lease term, Party B shall pay the following expenses, and assume the liabilities for late payment:

1. Water and electricity charges;

2. Gas charges;

3. Phone charges;

4. Property management fee;

5. _______________________

6. _______________________

Article VI Expiration of Lease Term

Upon the expiration of the lease term, this Contract shall be terminated, and Party B must return the house to Party A. If Party B requests for renewal, it must raise a written request to Party A 3 months in advance. Party A shall give a formal reply to Party B in writing within 3 months prior to the expiration of the Contract. If Party A agrees to the renewal, the Parties shall sign a renewal contract.

Article VII. Liabilities for Breach

During the lease term, the Parties hereto shall comply with the provisions of this Contract. If either party hereto breaches any provision hereof, it shall pay a penalty to the other party at the rate of 30% of annual rental by year. If Party B fails to pay any rental as scheduled, Party A has the right to additionally charge a penalty from Party B at the rate of 1% of monthly rental per day of delay. If the Contract cannot be performed due to the factor that cannot be determined by the government, such as planned demolition, it shall constitute a default. Any change of house structure and/or purpose shall be agreed by Party A.

Article VIII Miscellaneous

Any matter not covered herein shall be otherwise determined by the Parties by signing a supplementary agreement. In case of any discrepancy between the supplementary agreement and this Contract, the former shall prevail.

Article IX

This Contract is made in two originals, one for each party hereto.

Article X

Any dispute arising from this Contract may be settled by local governmental department through coordination. The rental excludes tax. If Party B asks for invoice, the tax shall be assumed by Party B. Party A will not provide invoice.

Party A (Signature and Seal):	Party B (Signature and Seal):
Authorized Representative (Signature)	Authorized Representative (Signature):

Date:	(MM/DD/YY)